UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2014

SP Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34933	27-3347359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5224 West Plano Parkway Plano, Texas	75093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 931-5311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously announced, the board of directors of SP Bancorp, Inc., a Maryland corporation (the “Company”) established a meeting date and a record date for the special meeting of stockholders of the Company to consider and vote upon, among other things, a proposal to adopt the previously announced Agreement and Plan of Merger, dated May 5, 2014, by and among the Company, Green Bancorp, Inc., a Texas corporation (“Green”), and Searchlight Merger Sub, Inc., a Maryland corporation and a wholly-owned subsidiary of Green (“Merger Subsidiary”), pursuant to which, if the transaction is completed, Merger Sub will merge with and into the Company, with the Company surviving and becoming a wholly-owned subsidiary of Green (the “Merger”).

The special meeting was originally scheduled to be held on Wednesday, October 8, 2014, with a record date of August 15, 2014. At the originally schedule special meeting, the Company adjourned the meeting until 2:00 p.m. central time on Wednesday, October 15, 2014. The record date of the special meeting will remain unchanged and the special meeting will continue to be held at SharePlus Bank, 5224 W. Plano Parkway, Plano, Texas 75093, at 2:00 p.m., local time.

Additional Information

In connection with the proposed Merger, the Company has filed with the Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the Proxy Statement as well as other filings containing information about the Company at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC are available free of charge at investor.shareplus.com or by directing a request to Investor Relations SP Bancorp, Inc. 5224 W. Plano Parkway Plano, TX 75093 (972) 931-5311 Email: ir@shareplus.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information about the Company’s executive officers and directors and their ownership of the Company’s common stock is set forth in the Form 10-K/A as filed with the SEC on April 30, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement regarding the proposed Merger, as well as any amendments or supplements thereto. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP Bancorp, Inc.
(Registrant)

October 10, 2014	/s/ Jeff Weaver
(Date)	Jeff Weaver
President and Chief Executive Officer